UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K/A

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 14, 2008

Irvine Sensors Corporation
(Exact name of registrant as specified in its charter)

Delaware	001-08402	33-0280334
(State or other Jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification No.)

3001 Red Hill Avenue, Costa Mesa, California	92626
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s telephone number, including area code: (714) 549-8211

N/A
(Former name or former address if changed since last report.)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Explanatory Note
Irvine Sensors Corporation (the “Company”) hereby amends and supplements its Current Report on Form 8-K filed on October 17, 2008 (the “Form 8-K”), as set forth in this Current Report on Form 8-K/A (the “Form 8-K/A”). The Form 8-K was filed to report the completion of the public UCC sale of all of the assets of Optex Systems, Inc., a Texas corporation (“Optex”) and a wholly-owned subsidiary of the Company, to an entity controlled by the Company’s senior lenders and the related notice accelerating the Company’s debt to effectuate a $15 million credit bid in the public UCC sale. This Form 8-K/A is being filed solely to file the pro forma financial information required to be set forth in Item 9.01(b) of the Form 8-K to reflect the disposition of the Optex assets and the related extinguishment of debt. Except as described herein, the information contained in the Form 8-K has not been updated or amended.

Item 9.01.	Financial Statements and Exhibits.
Item 9.01(b) is hereby amended and restated as follows:
(b) Pro Forma Financial Information.
On October 14, 2008, Irvine Sensors Corporation transferred to an entity controlled by its senior lenders, Longview Fund, L.P and Alpha Capital Anstalt (“Senior Lenders”) all of the assets and specified liabilities of Optex in exchange for the extinguishment of certain of the Company’s debt due with a principal balance of approximately $13.5 million and approximately $1.5 million of accrued but unpaid interest, for an aggregate amount of $15 million. The transaction (the “Optex Asset Sale”) took the form of a foreclosure on the transferred Optex net assets by the Senior Lenders that was effected through a credit bid.
The unaudited pro forma condensed consolidated balance sheet has been prepared to reflect the Optex Asset Sale as if it had occurred on June 29, 2008. The unaudited pro forma condensed consolidated statements of operations for the 39-week period ended June 29, 2008, and the 52-week periods ended September 30, 2007, October 1, 2006, and October 2, 2005 have been prepared as if the Optex Asset Sale occurred as of December 30, 2005, the date Optex was acquired and the results of its operations first included in the Company’s consolidated financial statements. The 52-week period ended October 2, 2005 is included for comparison purposes only, since Optex was not a subsidiary of the Company in that fiscal year and, accordingly, no adjustments for that fiscal year have been made in the pro forma presentation. As used herein, the terms “Irvine Sensors,” the “Company,” “we,” “us,” and “our” refer to Irvine Sensors Corporation and, where applicable, its consolidated subsidiaries.
The unaudited pro forma condensed consolidated financial statements furnished herein (the “Statements”):
•	include adjustments, described in the notes accompanying the Statements (the “Notes”), having a continuing impact on the consolidated company as a result the Optex Asset Sale;

•
have been prepared based on information currently available to us and preliminary allocations and estimates using assumptions that our management believes are reasonable. The final adjustments to our financial statements to report the Optex Asset Sale will be completed after we review all available data and complete our internal assessments.

•	do not purport to represent the actual results of continuing operations that would have occurred if the Optex Asset Sale had taken place on the dates specified;

•	are not necessarily indicative of the results of operations that may be achieved in the future;

•	do not reflect in the unaudited pro forma consolidated statements of operations the loss to be realized from the Optex Asset Sale discussed in Note 5; and

•	do not reflect any adjustments for the effects of contingencies discussed in Note 6.

The Statements and related Notes contained herein should be read in conjunction with our consolidated financial statements and related notes included in our unaudited consolidated financial statements and related condensed notes included in our Quarterly Report on Form 10-Q for the 13-week and 39-week periods ended June 29, 2008 and in our Annual Report on Form 10-K for the fiscal year ended September 30, 2007.

IRVINE SENSORS CORPORATION
UNAUDITED PRO FORMA CONDENSED CONSOLIDATED BALANCE SHEET
JUNE 29, 2008

		Less		Pro Forma
	As Reported	Optex (1)		Adjustments			Pro Forma
Assets
Current Assets
Cash and cash equivalents	$527,800	$		$			$527,800
Restricted cash	40,800						40,800
Accounts receivable, net of allowance for doubtful accounts of $15,000	1,068,300						1,068,300
Unbilled revenues on contracts, net of allowance of $150,000	1,380,200						1,380,200
Inventory, net	1,199,600						1,199,600
Prepaid expenses and other current assets	146,200						146,200
Current assets held for sale	7,741,100		(7,741,100)				—

Total current assets	12,104,000		(7,741,100)		—		4,362,900
Property and equipment, net	4,721,900						4,721,900
Intangible assets, net	992,100						992,100
Goodwill	—						—
Deferred costs	349,900				(349,900	)(2)	—
Deposits	101,000						101,000
Non-current assets held for sale	13,250,500		(13,250,500)				—

Total assets	$31,519,400		$(20,991,600)		$(349,900)		$10,177,900

Liabilities and Stockholders’ Equity
Current Liabilities
Accounts payable	$3,554,100	$		$			$3,554,100
Accrued expenses	2,934,900				424,200	(3)	3,359,100
Advanced billings on uncompleted contracts	44,000						44,000
Deferred revenue	70,500						70,500
Income taxes payable	33,600						33,600
Notes payable					3,500,800	(4)	3,500,800
Promissory note payable — related party	400,000						400,000
Subordinated term loan — related party	2,000,000						2,000,000
Capital lease obligation — current portion	32,700						32,700
Current liabilities held for sale	3,598,000		(3,598,000)				—

Total current liabilities	12,667,800		(3,598,000)		3,925,000		12,994,800
Restructured debt, net of discounts	10,810,500				(10,810,500	) (5)	—
Deferred interest	1,273,400				(1,273,400	) (5)	—
Executive Salary Continuation Plan liability	3,700,700						3,700,700
Capital lease obligation, less current portion	17,000						17,000
Minority interest in consolidated subsidiaries	240,000						240,000
Non-current liabilities held for sale	84,600		(84,600)				—

Total liabilities	28,794,000		(3,682,600)		(8,158,900)		16,952,500
Stockholders’ equity
Preferred stock, $0.01 par value, 500,000 shares authorized; 126,000 shares issued and outstanding	1,300						1,300
Common stock, $0.01 par value, 80,000,000 shares authorized; 31,464,500 shares issued and outstanding	314,600						314,600
Prepaid stock-based compensation	(24,800)						(24,800)
Deferred stock-based compensation	(338,900)						(338,900)
Common stock held by Rabbi Trust	(1,214,100)						(1,214,100)
Deferred compensation liability	1,214,100						1,214,100
Paid-in capital	159,217,900						159,217,900
Accumulated deficit	(156,444,700)				(9,500,000	) (6)	(165,944,700)

Total stockholders’ equity (deficit)	2,725,400		—		(9,500,000)		(6,774,600)

	$31,519,400		$(3,682,600)		$(17,658,900)		$10,177,900

See Accompanying Notes.

IRVINE SENSORS CORPORATION
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
39-WEEK WEEK PERIOD ENDED JUNE 29, 2008

	39 weeks ended June 29, 2008
		Less	Pro Forma
	As Reported	Optex (a)	Adjustments		Pro Forma
Revenues:
Contract research and development revenue	$11,266,100	$	$		$11,266,100
Product sales	16,311,000	(13,925,100)			2,385,900
Other revenue	20,500				20,500

Total revenues	27,597,600	(13,925,100)	—		13,672,500

Costs and expenses:
Cost of contract research and development revenue	8,868,300				8,868,300
Cost of product sales	13,492,000	(11,716,800)			1,775,200
General and administrative expense	9,237,800	(3,676,000)	1,450,900	(b)	7,012,700
Research and development expense	1,094,700				1,094,700

Total costs and expenses	32,692,800	(15,392,800)	1,450,900		18,750,900

Loss from operations	(5,095,200)	1,467,700	(1,450,900)		(5,078,400)
Interest expense	(4,992,900)	145,500	4,183,000	(c)	(664,400)
Gain on disposal of assets	315,600				315,600
Interest and other income	1,900				1,900

Loss from continuing operations before minority interest and provision for income taxes	(9,770,600)	1,613,200	2,732,100		(5,425,300)
Minority interest in loss of subsidiaries	200				200
Provision for income taxes	(19,300)				(19,300)

Loss from continuing operations	$(9,789,700)	$1,613,200	$2,732,100		$(5,444,400)

Basic and diluted loss from continuing operations per common share	$(0.34)				$(0.19)

Weighted average number of common shares outstanding	29,171,400				29,171,400

See Accompanying Notes.

IRVINE SENSORS CORPORATION
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
52-WEEK WEEK PERIOD ENDED SEPTEMBER 30, 2007

	52 weeks ended September 30, 2007
		Less	Pro Forma
	As Reported	Optex (a)	Adjustments		Pro Forma
Revenues:
Contract research and development revenue	$17,137,700	$	$		$17,137,700
Product sales	18,617,100	(15,406,100)			3,211,000
Other revenue	29,800	(100)			29,700

Total revenues	35,784,600	(15,406,200)			20,378,400

Costs and expenses:
Cost of contract research and development revenue	13,550,100				13,550,100
Cost of product sales	19,851,700	(17,361,400)			2,490,300
General and administrative expense	12,080,800	(4,882,000)	2,010,000	(b)	9,208,800
Research and development expense	1,119,800				1,119,800

Total costs and expenses	46,602,400	(22,243,400)	2,010,000		26,369,000

Loss from operations	(10,817,800)	6,837,200	(2,010,000)		(5,990,600)
Interest expense	(7,162,900)	136,100	6,661,200	(c)	(365,600)
Loss on extinguishment of debt	(4,398,000)		4,398,000	(d)	—
Gain on disposal of assets	4,700				4,700
Interest and other income	6,300				6,300

Loss from continuing operations before minority interest and provision for income taxes	(22,367,700)	6,973,300	9,049,200		(6,345,200)
Minority interest in loss of subsidiaries	85,100	(84,600)			500
Provision for income taxes	151,500	(162,500)			(11,000)

Loss from continuing operations	$(22,131,100)	$6,726,200	$9,049,200		$(6,355,700)

Basic and diluted loss from continuing operations per common share	$(0.91)				$(0.26)

Weighted average number of common shares outstanding	24,363,700				24,363,700

See Accompanying Notes.

IRVINE SENSORS CORPORATION
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
52-WEEK WEEK PERIOD ENDED OCTOBER 1, 2006

	52 weeks ended October 1, 2006
		Less	Pro Forma
	As Reported	Optex (a)	Adjustments		Pro Forma
Revenues:
Contract research and development revenue	$16,503,700	$	$		$16,503,700
Product sales	14,263,200	(12,752,900)			1,510,300
Other revenue	58,800				58,800

Total revenues	30,825,700	(12,752,900)			18,072,800

Costs and expenses:
Cost of contract research and development revenue	13,588,500				13,588,500
Cost of product sales	12,830,800	(11,361,900)			1,468,900
General and administrative expense	9,605,700	(2,399,500)	963,000	(b)	8,169,200
Research and development expense	353,700				353,700

Total costs and expenses	36,378,700	(13,761,400)	963,000		23,580,300

Loss from operations	(5,553,000)	1,008,500	(963,000)		(5,507,500)
Interest expense	(1,226,000)	(1,600)	1,023,400	(c)	(204,200)
Settlement fee on debt default	(1,250,000)		1,250,000	(d)	—
Other expense	(317,800)				(317,800)
Gain on disposal of assets	1,100				1,100
Interest and other income	26,400	(22,700)			3,700

Loss from continuing operations before minority interest and provision for income taxes	(8,319,300)	984,200	1,310,400		(6,024,700)
Minority interest in loss of subsidiaries	2,700	(2,400)			300
Provision for income taxes	(34,100)	(2,200)			(36,300)

Loss from continuing operations	$(8,350,700)	$979,600	$1,310,400		$(6,060,700)

Basic and diluted loss from continuing operations per common share	$(0.43)				$(0.31)

Weighted average number of common shares outstanding	19,595,800				19,595,800

See Accompanying Notes.

IRVINE SENSORS CORPORATION
UNAUDITED PRO FORMA CONDENSED STATEMENT OF OPERATIONS
52-WEEK WEEK PERIOD ENDED OCTOBER 2, 2005

	52 weeks ended October 2, 2005
		Less	Pro Forma
	As Reported	Optex	Adjustments	Pro Forma
Revenues:
Contract research and development revenue	$20,664,300			$20,664,300
Product sales	2,287,700			2,287,700
Other revenue	97,000			97,000

Total revenues	23,049,000			23,049,000

Costs and expenses:
Cost of contract research and development revenue	15,310,100			15,310,100
Cost of product sales	1,944,100			1,944,100
General and administrative expense	6,434,100			6,434,100
Research and development expense	829,500			829,500

Total costs and expenses	24,517,800			24,517,800

Loss from operations	(1,468,800)			(1,468,800)
Interest expense	(43,000)			(43,000)
Other expense	(94,800)			(94,800)
Loss on disposal of assets	(5,800)			(5,800)
Interest and other income	13,100			13,100

Loss from continuing operations before minority interest and provision for income taxes	(1,599,300)			(1,599,300)
Minority interest in loss of subsidiaries	9,100			9,100
Provision for income taxes	(16,100)			(16,100)

Loss from continuing operations	(1,606,300)			(1,606,300)

Basic and diluted loss from continuing operations per common share	$(0.09)			$(0.09)

Weighted average number of common shares outstanding	18,392,500			18,392,500

See Accompanying Notes.

IRVINE SENSORS CORPORATION
NOTES TO UNAUDITED PRO FORMA CONDENSED FINANCIAL STATEMENTS
1. Basis of Presentation
The accompanying Statements are:
•
based on our unaudited condensed consolidated balance sheet as of June 29, 2008, our unaudited condensed consolidated statement of operations for the 39-week period ended June 29, 2008, and our audited consolidated statements of operations for the 52-week periods ended September 30, 2007, October 1, 2006, and October 2, 2005;

•	adjusted to give effect to the Optex Asset Sale, described in Note 2;

•	using the pro forma adjustments identified in Note 4.
The unaudited pro forma condensed balance sheet assumes the Optex Asset Sale had occurred on June 29, 2008. The unaudited pro forma condensed statements of operations assume the Optex Asset Sale occurred as of December 30, 2005, the date Optex was acquired and the results of its operations first included in the Company’s consolidated financial statements. These unaudited pro forma results of continuing operations are not necessarily indicative of results that would have occurred had the disposition actually occurred on December 30, 2005 or the results that may be attained in the future.
Certain information normally included in financial statements prepared in accordance with generally accepted accounting principles has been condensed or omitted pursuant to the rules and regulations of the Securities and Exchange Commission. The information contained in these unaudited pro forma condensed consolidated financial statements and notes should be read in conjunction with our consolidated financial statements and related notes included in our Quarterly Report on Form 10-Q for the 39-week period ended June 29, 2008 and in our Annual Report on Form 10-K for the fiscal year ended September 30, 2007.
2. Optex Asset Sale Transaction
A public sale, pursuant to the provisions of the Uniform Commercial Code, of all the assets of Optex Systems, Inc., a Texas corporation (“Optex-Texas”) and a wholly-owned subsidiary of the Company, was completed October 14, 2008 as contemplated by a binding Memorandum of Understanding for Settlement and Debt Conversion Agreement dated September 19, 2008 (the “MOU”) between the Company and its Senior Lenders. As agreed to in the MOU, Optex Systems, Inc., a Delaware corporation (“Optex-Delaware”), an entity controlled by the Senior Lenders, credit bid $15 million in this public sale and agreed to assume specified Optex liabilities; its offer was the winning bid. The MOU had been entered into with the intent to effect a global settlement and restructuring of the Company’s outstanding indebtedness payable to the Senior Lenders.
As a result of the successful credit bid, Optex-Delaware has acquired title to all the assets and assumed specified liabilities of Optex-Texas, and the Company’s debt due to the Senior Lenders with a principal balance of approximately $13.5 million plus approximately $1.5 million of accrued but unpaid interest has been extinguished. The MOU contemplates an orderly transition of Optex-Texas’ operations to maintain its on-going business.
The Company will report the operating results of Optex as a discontinued operation and will reclassify its previously issued consolidated statements of operations to reflect that presentation.

3. Optex Acquisition and Operations
On December 30, 2005, the Company purchased 70% of the issued and outstanding common stock of Optex for cash payments of approximately $14.1 million thereby becoming its majority shareholder. The Company acquired the remaining 30% ownership interest in Optex on December 29, 2006 by issuing 2,692,307 shares of the Company’s common stock plus a promissory note in the amount of $400,000, resulting in a total acquisition cost for the 30% interest of approximately $5.9 million.
Optex is a manufacturer of optical systems and components, largely for military applications. Its products range from simple subassemblies to complex systems comprised of opto-mechanical and electro-optical products, which are typically built pursuant to customer-supplied designs. Many of Optex’s products are sold pursuant to multi-year, fixed-price contracts, with pre-negotiated cost-inflation features, that are procured competitively by the military services or by prime contractors to the military services.
4. Pro forma Adjustments
In the accompanying Statements the following unaudited pro forma adjustments have been made to the historical financial statements:
Balance Sheet
(1)	To remove the assets and specified liabilities transferred to the entity controlled by the Senior Lenders in the Optex Asset Sale.

(2)	To remove deferred debt issuance costs related to the cancelled debt discussed in (5).

(3)	To provide for estimated transaction costs of the Optex Asset Sale.

(4)	To present as a current liability all remaining debt due the Senior Lenders after giving effect to the Optex Asset Sale. This debt was in default at the date of the Optex Asset Sale.

(5)	To remove long-term debt and accrued interest payable to Senior Lenders.

(6)	To reflect the effects of (1) through (5) on the Company’s consolidated stockholders’ equity.
Statements of Operations
(a)	To remove from consolidated amounts the revenues, costs and expenses of Optex.

(b)	To add back corporate administrative expenses, allocated to Optex and removed in (a), but not directly related to the operations of Optex.

(c)	To remove interest expense for long-term debt extinguished in the Optex Asset Sale Transaction.

(d)	To remove other debt-related expenses arising from long-term debt extinguished in the Optex Asset Sale Transaction.
The amounts of the pro forma adjustments in the unaudited pro forma condensed consolidated statements of operations will be accounted for as the operating results of discontinued operations in the Company’s historical consolidated statements of operations; therefore, the net loss for all periods as previously reported will remain unchanged.
Note 5. Loss from Optex Asset Sale
In September 2008, upon negotiating the terms of the MOU, the Company reduced the carrying value of goodwill arising in the Optex acquisition by $9.5 million to recognize an indicated impairment in the carrying value of the net assets to be transferred to the entity controlled by the Senior Lenders in the Optex Asset Sale. This estimate is subject to adjustment based on final determination of the carrying value of these net assets at the date of transfer and the amounts of legal fees and other transaction costs incurred in the Optex Asset Sale.
The loss from the Optex Asset Sale is not included in the accompanying unaudited pro forma condensed consolidated statements of operations, but the effect on the Company’s consolidated balance sheet of the estimated loss from the Optex Asset Sale is reflected in the accompanying unaudited pro forma condensed balance sheet.

Note 6. Contingencies
After completion of the Optex Asset Sale, the remaining outstanding debt due the Senior Lenders was approximately $3.6 million. The Senior Lenders agreed in the MOU to exchange this remaining outstanding debt for a new class of non-voting convertible preferred stock upon the closing by the Company of contemplated debt or equity financings with third parties. The Senior Lenders agreed to exchange $1.0 million of their outstanding debt for shares of the new preferred stock upon the completion of a bridge debt financing in the amount of up to $1.0 million. The Senior Lenders further agreed to exchange their remaining outstanding debt for shares of the new preferred stock in the event the Company consummates either of the following: (i) securing a new debt facility with net proceeds of at least $2.0 million; or (ii) completing an equity offering with net proceeds of at least $2.0 million. There can be no assurance that suitable financing will be available to meet the Company’s working capital needs on acceptable terms, on a timely basis, or at all.
These Statements have been prepared on a going concern basis, which contemplates the realization of assets and settlement of obligations in the normal course of business. The Company generated net losses in fiscal 2005, fiscal 2006 and fiscal 2007 and the 39 weeks ended June 29, 2008 of approximately $1.8 million (restated), $8.4 million (restated), $22.1 million and $9.8 million, respectively. Additionally, the accompanying unaudited pro forma condensed consolidated balance sheet at June 29, 2008 shows pro forma deficits in net working capital and in stockholders’ equity of approximately $8.6 million and $6.8 million, respectively, after giving pro forma effect to the Optex Asset Sale. Accordingly, absent consummation of subsequent financing events or other transactions being pursued by the Company, the success of which cannot be guaranteed, substantial doubt exists about the Company’s ability to continue as a going concern. The accompanying Statements do not include any adjustments relating to the recoverability and classification of asset carrying amounts or the amount and classification of liabilities that might result should the Company be unable to continue as a going concern.
The Company’s ability to raise equity capital or other additional financing and thereby continue as a going concern is at further risk if the Company is delisted from the Nasdaq Capital Market through a failure to satisfy Nasdaq’s listing maintenance requirements. Among these listing standards are requirements to maintain a minimum $1.00 per share bid price and either a minimum of $2.5 million of stockholders’ equity or a minimum market capitalization of $35 million. In December 2007, Nasdaq notified the Company that its common stock had failed to trade above $1.00 per share for 30 consecutive trading days and, as a result, the Company had 180 calendar days to regain compliance with the minimum $1.00 per share bid price rule; in June 2008, Nasdaq notified the Company that it had not regained compliance with the minimum $1.00 per share bid price rule within the 180 calendar day period since the December 2007 notice and that the Company’s stock was subject to delisting.
The Company at least temporarily regained compliance with the minimum $1.00 per share bid price rule through obtaining shareholder approval for, and on August 26, 2008 effecting, a one-for-ten reverse stock split of the outstanding shares of Common Stock of the Company. The effects of the one-for-ten reverse stock split are not reflected in the accompanying Statements. In this reverse stock split each ten issued and outstanding shares of Common Stock were combined and converted into one share of Common Stock to thereby increase the trading price of the post-reverse split Common Stock. However, there is no assurance that this action will enable the Company to sustain compliance with the minimum $1.00 per share bid price rule for an extended period. As of June 29, 2008, the Company also did not meet either Nasdaq’s $35 million minimum market capitalization listing standard or its $2.5 million minimum stockholders’ equity listing standard after giving pro form effect to the Optex Asset Sale. In recognition of current extraordinary market conditions, Nasdaq has temporarily suspended applications of its minimum bid price and minimum market capitalization listing standards for all Nasdaq-listed companies through January 16, 2009.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

IRVINE SENSORS CORPORATION

(Registrant)

Dated: October 20, 2008	/s/ JOHN J. STUART, JR.

John J. Stuart, Jr.
Senior Vice President and Chief Financial Officer